Income Taxes	12 Months Ended
Dec. 26, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Overview

The Company is subject to U.S. federal and state income taxes with respect to its allocable share of any taxable income or loss of New Holdco through April 1, 2020 and income or loss from its operations subsequent to that date through December 26, 2020. The non-controlling members of New Holdco exercised their right to exchange units for stock in Franchise Group, Inc., terminating the partnership on April 1, 2020. The Company generally does not pay income taxes on its taxable income in most jurisdictions due to its net operating loss carryforwards.

In addition, the impact of the American Freight Acquisition has been considered for the year ended December 26, 2020. The Company recorded an additional $10.5 million deferred tax liability to account for cumulative temporary differences resulting from the American Freight Acquisition. This entity was taxed as a corporation through April 25, 2020. Subsequent to that date, it is a disregarded entity owned by Franchise Group, Inc.

TRA

On July 10, 2019, the Company entered into a tax receivable agreement with the then-existing non-controlling interest holders (the "TRA") that provides for the payment by the Company to the non-controlling interest holders of 40% of the cash savings, if any, in federal, state and local taxes that the Company realizes or is deemed to realize as a result of any increases in tax basis of the assets of New Holdco resulting from future redemptions or exchanges of New Holdco units.

During the year ended December 26, 2020, the Company acquired an aggregate of 9,433,332 New Holdco units, which resulted in an increase in the tax basis of its investment in New Holdco subject to the provisions of the TRA. In the year ended December 26, 2020, the Company recognized a total liability in the amount of $16.8 million for the payments due to the redeeming members under the Tax Receivable Agreement ("TRA Payments"), representing 40% of the cash savings it expects to realize from the tax basis increases related to the redemption of New Holdco units. TRA Payments will be made when such TRA related deductions actually reduce the Company’s income tax liability. No payments were made to members of New Holdco pursuant to the TRA during the year ended December 26, 2020.

Pursuant to the Company's election under Section 754 of the Internal Revenue Code (the "Code"), the Company has obtained an increase in its share of the tax basis in the net assets of New Holdco when the New Holdco units were redeemed or exchanged by the non-controlling interest holders and other qualifying transactions. The Company has treated the redemptions and exchanges of New Holdco units by the non-controlling interest holders as direct purchases of New Holdco units for U.S. federal income tax purposes. This increase in tax basis will reduce the amounts that it would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. The tax benefit associated with this increase in tax basis is offset with a full valuation allowance as of December 26, 2020.
CARES Act

The Coronavirus, Aid, Relief, and Economic Security, or CARES Act (the “Act”) was enacted on March 27, 2020. The Act retroactively changed the eligibility of certain assets for expense treatment in the year placed in service, back to 2018, and permitted any net operating loss for the tax years 2018, 2019 and 2020 to be carried back for 5 years. The Company recorded a total income tax benefit of $52.3 million during the year associated with the income tax components contained in the Act. As of December 26, 2020, the Company has completed an initial analysis of the tax effects of the Act but continues to monitor developments by federal and state rule making authorities regarding implementation of the Act. The Company has made reasonable estimates of the effects of the Act and will adjust, if needed, as new laws or guidance becomes available.

Tax Cuts and Jobs Act of 2017

The Tax Act was enacted in the U.S. on December 22, 2017. The Tax Act reduced the U.S. federal corporate income tax rate from 35% to 21%, required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and created new taxes on certain foreign-sourced earnings. Under the applicable accounting guidance, the Company accounted for the effects of the changes in the U.S. tax law in the period in which they were enacted, which was the third quarter of fiscal 2018. Due to the complexities associated with understanding and applying various aspects of the new law, the SEC issued guidance in SAB 118 allowing a measurement period of no more than one year from the date of enactment of the new law to complete all adjustments to amounts recorded on a provisional basis.

SAB 118 measurement period

The Company applied the guidance in SAB 118 when accounting for the enactment-date effects of the Tax Act throughout 2018. As of January 31, 2018, the Company recorded provisional amounts for all the enactment-date income tax effects of the Tax Act under ASC 740, Income Taxes, for the remeasurement of deferred tax assets and liabilities and a one-time transition tax. As of January 31, 2019, the Company completed its accounting for all of the enactment-date income tax effects of the Tax Act. As further discussed below, during 2018 and the first month of 2019, the Company recognized adjustments to the provisional amounts initially recorded at January 31, 2018 and included these adjustments as a component of income tax expense from discontinued operations.

One-time transition tax

The one-time transition tax is based on the Company’s total post-1986 earnings and profits, the tax on which the Company previously deferred from U.S. income taxes under U.S. law. The Company recorded a provisional amount for its one-time transition tax liability for each of its foreign subsidiaries, resulting in a transition tax liability of $1.2 million at January 31, 2018. Upon further analyses of the Tax Act and notices and regulations issued and proposed by the U.S. Department of the Treasury and the Internal Revenue Service, the Company finalized its calculations of the transition tax liability during 2018. The Company increased its January 31, 2018 provisional amount by $0.2 million, which is included as a component of income tax expense from discontinued operations. The Company elected to pay its transition tax over the eight-year period provided in the Tax Act.

Deferred tax assets and liabilities

As January 31, 2018, the Company remeasured certain deferred tax assets and liabilities based on the rates at which they were expected to reverse in the future (which was generally 21%), by recording a provisional income tax benefit of $1.6 million. Upon further analysis of certain aspects of the Tax Act and refinement of its calculations during the 12 months ended April 30, 2019, the Company adjusted its provisional amount by increasing the income tax benefit by $1.2 million, which is included as a component of income tax expense from discontinued operations.

Global intangible low-taxed income (GILTI)

The Tax Act subjects a U.S. shareholder to tax on GILTI earned by certain foreign subsidiaries. The FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only. The Company elected to account for GILTI in the year the tax is incurred as a period cost.

Components of income tax expense for the fiscal year ended December 26, 2020, the Transition Period, and years ended April 30, 2019, and April 30, 2018 were as follows:

(In thousands)	12/26/2020	12/28/2019	4/30/2019	4/30/2018
Current:
Federal	$(62,897)	$—	$—	$—
State	615	56	—	—
Current Tax expense	(62,282)	56	—	—
Deferred:
Federal	3,931	(3,971)	—	—
State	(2,150)	(4,662)	—	—
Deferred tax expense (benefit)	1,781	(8,633)	—	—

Total income tax expense (benefit)	$(60,501)	$(8,577)	$—	$—

For the year ended December 26, 2020, Transition Period, and years ended April 30, 2019, and April 30, 2018, income before taxes consisted of the following:

(In thousands)	12/26/2020	12/28/2019	4/30/2019	4/30/2018
Income (loss) before income taxes	$(49,557)	$(50,019)	$—	$—

Income tax benefit differed from the amounts computed by applying the U.S. federal income tax rate of 21% to pre-tax income from continuing operations as a result of the following for years ended December 26, 2020 and December 28, 2019 are as follows:

(In thousands)	12/26/2020	12/28/2019
Computed "expected" income tax benefit	$(10,407)	$(10,504)
Increase (decrease) in income taxes resulting from:
State income taxes, net of federal benefit	(2,083)	(4,605)
Nondeductible expenses	55	(7)
Stock compensation expense	196	—
Transaction costs	392	—
Permanent goodwill on sale of Buddy's stores	1,062	—
Remeasurement of deferreds	—	(478)
CARES Act	(52,337)	—
Non-controlling interest in New Holdco	1,782	3,868
Research credit	(676)	—
Decrease in DTL due to change in tax status	(8,882)	—
Decrease to valuation allowance due to change in tax status	8,882	—
Decrease in valuation allowance due to CARES Act	(11,417)	—
Increase in valuation allowance due to operations	2,456	2,810
Increase in DTL for current year activity	10,254	—
Other	222	339
Total income tax benefit	$(60,501)	$(8,577)
The tax effect of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant portions of deferred tax assets and liabilities as of December 26, 2020 and December 28, 2019 are as follows:

(In thousands)	12/26/2020	12/28/2019
Federal and state net operating loss carryforward	$19,364	$22,521
Section 743 adjustment	39,974	—
Interest expense carryforward	559	1,429
State bonus depreciation	4,791	3,179
Equity compensation	2,316	—
Inventory	5,793	—
Goodwill, intangible assets, and assets held for sale (Canada)	33	32
R&D Credits	601	—
Deferred revenue	1,056	—
Accrued expenses and reserves	4,212	6
Property, equipment and software (Canada)	115	119
Allowances	4,272	—
Unrealized gain/loss	29	89
Lease liability (ASC 842)	138,850	—
Other	2	—
Total deferred tax assets (before valuation allowance)	221,967	27,375
Valuation allowance	(53,004)	(11,417)
Total deferred tax assets (after valuation allowance)	168,963	15,958
Deferred tax liabilities
Property, equipment and software (U.S.)	(30,147)	—
Goodwill, intangible assets, and assets held for sale (U.S.)	(16,678)	—
Right-of-use assets (ASC 842)	(131,637)	—
Prepaid expenses	(2,620)	—
Investment in New Holdco	—	(15,958)
Total deferred tax liabilities	(181,082)	(15,958)
Net deferred tax liability	$(12,119)	$—

In assessing the realizability of the gross deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. The Company increased its valuation allowance by $41.6 million, of which $0.1 million was charged to continuing operations.

As of December 26, 2020, the Company has gross U.S. federal net operating losses of $76.2 million, state net operating losses of $51.2 million, a portion of which will begin to expire in 2024. The Company experienced an “ownership change” within the meaning of Section 382(g) of the Internal Revenue Code of 1986, as amended, during 2019. This ownership change has and will continue to subject the Company's net operating loss carry forwards to an annual limitation, which may restrict the Company's ability to use them to offset its taxable income in periods following the ownership change. As of December 26, 2020, the Company has $0.6 million of research credit carryforwards, which will begin to expire in 2035.

The Company adopted the accounting and disclosure requirements for uncertain tax positions, which require a two-step approach to evaluate tax positions. This approach involves recognizing any tax positions that are more likely than not to occur and then measuring those positions to determine the amounts to be recognized in the financial statements. The Company increased reserves for uncertain tax positions by $0.1 million as of December 26, 2020. However, the Company maintained its position of $0.2 million related to its Canadian entity.

A reconciliation of the beginning and ending balance of the gross liability for uncertain tax positions for the fiscal years ended December 26, 2020 and December 28, 2019, is as follows:

(In thousands)	12/26/2020	12/28/2019
Liability for uncertain tax positions, beginning of year	$461	$153
Decreases related to current year positions	(104)	—
Increases related to prior year positions	—	308
Liability for uncertain tax positions, end of year	$357	$461
As of December 26, 2020, the Company's earliest open tax year for U.S. federal income tax purposes was its fiscal year ended April 30, 2018.